UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2014
Date of Report (Date of Earliest Event Reported)

COMM 2013-CCRE7 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

KeyBank National Association
(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

New York	333-184376-03	38-3903369 38-3903370 38-7092922
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization of the issuing entity)	File Number of issuing entity)	Identification No.)
9062 Old Annapolis Road
Columbia, MD
(Address of principal executive offices of the issuing entity)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
[Missing Graphic Reference]

Item 1.01. Entry into a Material Definitive Agreement.

On April 23, 2013, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Situs Holdings, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of the COMM 2013-CCRE7 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the COMM 2013-CCRE7 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 59 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 87 commercial and multifamily properties.

The Mortgage Loan identified as “Larkspur Landing Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Larkspur Landing Hotel Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Larkspur Landing Hotel Loan Combination”) that includes the Larkspur Landing Hotel Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “Larkspur Landing Hotel Pari Passu Companion Loan”).  The Larkspur Landing Hotel Loan Combination, including the Larkspur Landing Hotel Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of March 1, 2013 (the “CCRE6 Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE6 Mortgage Trust securitization transaction into which the Larkspur Landing Hotel Portfolio Pari Passu Companion Loan was deposited.  The CCRE6 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on April 22, 2013 (the “Prospectus Supplement”),  the terms and conditions of the CCRE6 Pooling and Servicing Agreement applicable to the servicing of the Larkspur Landing Hotel Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Larkspur Landing Hotel Mortgage Loan and the Moffett Towers Mortgage Loan).

The Mortgage Loan identified as “Moffett Towers” on Exhibit B to the Pooling and Servicing Agreement (the “Moffett Towers Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Moffett Towers  Loan Combination”) that includes the Moffett Towers Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (the “Moffett Towers Pari Passu Companion Loans”).  The Moffett Towers Loan Combination, including the Moffett Towers Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of January 1, 2013 (the “LC6 Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo

Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian relating to the COMM 2013-LC6 Mortgage Trust securitization transaction into which one of the Moffett Towers Pari Passu Companion Loans was deposited.  The LC6 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

As disclosed in the Prospectus Supplement, the terms and conditions of the LC6 Pooling and Servicing Agreement applicable to the servicing of the Moffett Towers Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Larkspur Landing Hotel Mortgage Loan and the Moffett Towers Mortgage Loan).

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 4.1
Pooling and Servicing Agreement, dated as of March 1, 2013 among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE6 Mortgage Trust Commercial Mortgage Pass-Through Certificates.

Exhibit 4.2
Pooling and Servicing Agreement, dated as of January 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian relating to the COMM 2013-LC6 Mortgage Trust Commercial Mortgage Pass-Through Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: February 5, 2014
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Pooling and Servicing Agreement, dated as of March 1, 2013 among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE6 Mortgage Trust Commercial Mortgage Pass-Through Certificates.

(E)
4.2
Pooling and Servicing Agreement, dated as of January 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian relating to the COMM 2013-LC6 Mortgage Trust Commercial Mortgage Pass-Through Certificates.
(E)